EXHIBIT 99.1

HOTEL YOUNTVILLE, LLC

0

INDEPENDENT AUDITOR'S REPORT

To the Members
of Hotel Yountville, LLC

We have audited the accompanying financial statements of Hotel Yountville, LLC, which comprise the balance sheets as of September 30, 2016 and 2015, and the related statements of income, changes in members' interest, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hotel Yountville, LLC as of September 30, 2016 and 2015, and the results of its operations and its cash flows for years then ended, in accordance with accounting principles generally accepted in the United States of America.

/S/ Green & Green, CPAs

Valencia, California
March 16, 2017

HOTEL YOUNTVILLE, LLC
BALANCE SHEETS
AS OF SEPTEMBER 30, 2016 AND 2015

	September 30, 2016	September 30, 2015
ASSETS

CURRENT ASSETS
Cash	$2,355,231	$572,869
Accounts receivable	214,842	119,784
Supplies on hand	202,376	268,036
Due from related party	880,455	803,079
Due from member	10,011	—
Other assets	284,834	218,162

TOTAL CURRENT ASSETS	3,947,749	1,981,930

PROPERTY AND EQUIPMENT, NET	20,975,026	22,398,571

TOTAL ASSETS	$24,922,775	$24,380,501

LIABILITIES AND MEMBERS' INTEREST

CURRENT LIABILITIES
Accounts payable and accrued expenses	$940,144	$1,074,136
Advance deposits	1,570,381	1,737,252
Note payable - related party, current portion	22,490	86,523

TOTAL CURRENT LIABILITIES	2,533,015	2,897,911

NOTE PAYABLE - RELATED PARTY, less current portion	375,284	392,962

TOTAL LIABILITIES	2,908,299	3,290,873

MEMBERS' INTEREST
The Doctors Company	21,670,738	21,208,314
Altamura Family, LLC	343,738	(118,686)

TOTAL MEMBERS' INTEREST	22,014,476	21,089,628

TOTAL LIABILITIES AND MEMBERS' INTEREST	$24,922,775	$24,380,501

See notes to financial statements

HOTEL YOUNTVILLE, LLC
STATEMENTS OF INCOME
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	September 30, 2016	September 30, 2015
REVENUE
Rooms	$13,147,525	$12,175,814
Food and beverage	2,632,308	2,363,534
Spa	496,612	523,523
Other	42,567	42,777

TOTAL REVENUE	16,319,012	15,105,648

COSTS AND OPERATING EXPENSES
Rooms	2,924,762	2,886,236
Food and beverage	1,990,634	1,925,411
Spa	419,625	424,073
General and administrative	2,970,019	2,764,691
Sales and marketing	369,841	433,912
Maintenance	907,359	1,014,526
Depreciation	1,492,509	2,346,621

TOTAL COSTS AND OPERATING EXPENSES	11,074,749	11,795,470

INCOME FROM OPERATIONS	5,244,263	3,310,178

OTHER INCOME (EXPENSE)
Interest expense	(14,289)	(16,348)

INCOME BEFORE INCOME TAXES	5,229,974	3,293,830

PROVISION FOR INCOME TAXES	12,590	12,590

NET INCOME	$5,217,384	$3,281,240

See notes to financial statements

HOTEL YOUNTVILLE, LLC
STATEMENT OF CHANGES IN MEMBERS' INTEREST
FOR THE TWO YEARS ENDED SEPTEMBER 30, 2016

	The Doctors	Altamura
	Company	Family, LLC	Total
Members' interest at September 30, 2014	$22,771,146	$22,771,146	$24,215,292

Net income	2,095,382	2,095,382	3,281,240

Member distributions	(3,658,214)	(3,658,214)	(6,406,904)

Members' interest at September 30, 2015	21,208,314	21,208,314	21,089,628

Net income	3,013,706	3,013,706	5,217,384

Member distributions	(2,551,282)	(2,551,282)	(4,292,536)

Members' interest at September 30, 2016	$21,670,738	$21,670,738	$22,014,476

See notes to financial statements

HOTEL YOUNTVILLE, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	September 30, 2016	September 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$5,217,384	$3,281,240
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,492,509	2,346,621
Interest added to note payable	14,289	16,348
Changes in:
Accounts receivable	(95,058)	280,982
Supplies on hand	65,660	(9,454)
Other assets	(66,672)	(2,972)
Accounts payable and accrued expenses	(133,992)	303,742
Advanced deposits	(166,871)	473,485

Net Cash Provided by Operating Activities	6,327,249	6,689,992

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(68,964)	(152,883)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on note payable - related party	(96,000)	—
Net advances to related party	(77,376)	(803,079)
Net advances to member	(10,011)	—
Distributions to members	(4,292,536)	(6,406,904)

Net Cash Used in Financing Activities	(4,475,923)	(7,209,983)

NET INCREASE (DECREASE) IN CASH	1,782,362	(672,874)

CASH
Beginning of the year	572,869	1,245,743

End of the year	$2,355,231	$572,869

Supplemental disclosures of cash flow information
Interest paid	$39,927	$—
California minimum taxes and LLC fee	$12,590	$12,590

See notes to financial statements

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015

1. Organization and Description of the Business

Hotel Yountville, LLC (the "Company"), formerly known as Yountville Inn, LLC, was formed in October 1997 for the purpose of developing, owning and operating an inn on real property located at 6462 Washington Street in Yountville, California. The hotel opened to the public in June of 1998, and offers lodging accommodations and conference facilities.

The Company has been organized as a limited liability company. Under this form of organization, the members are not liable for the debts of the Company. The latest date on which the Company is to dissolve is June 27, 2067.

2. Summary of Significant Accounting Policies

Accounts Receivable

The Company maintains reserves for potential credit losses for accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded based on the Company's historical collection history. As of September 30, 2016 and 2015, management believes that no reserve is considered necessary.

Supplies on Hand

Supplies on hand consist of food and beverage inventory, and hotel supplies, such as room amenities, dining ware, and bathroom and bedding supplies. Supplies on hand are valued at cost, and at each balance sheet date the Company performs a physical count and adjusts its carrying balance to reflect the physical count.

Revenue Recognition

The Company recognizes room sales and revenue from guest services when rooms are occupied and services have been rendered. Revenues for the spa and restaurant are recognized as services have been rendered.

Sales and Occupancy Taxes

At times the Company collects various taxes from guests and remits those amounts to applicable taxing authorities. The Company's policy is to exclude these taxes from revenues and cost of sales. The taxes assessed are recorded as a liability on the balance sheet until remitted to the various tax agencies.

2.	Summary of Significant Accounting Policies

Long-Lived Assets

The Company follows ASC 360-10, "Property, Plant, and Equipment," which established a "primary asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. Through the years ended September 30, 2016 and 2015, the Company had not experienced impairment losses on its long-lived assets.

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2016 AND 2015

Property and Equipment

The real property on which the inn was constructed was the initial capital contribution of Altamura Family, LLC. As specified in the Hotel Yountville Operating Agreement, the aforementioned real property, together with all development rights, permits, and other documents required to complete construction of the inn, was valued at $5,000,000.

The basis of the land acquired in 1997 has been calculated as follows:

Total value of property	$5,000,000
Less costs allocated to the building (architect fees, building permits, etc.)	(273,036)
Property tax paid during construction period	1,362
Net basis of land	$4,728,326

Additional land, building improvements and personal property acquired after the hotel was constructed are recorded at cost (see Note 7 regarding subsequent events). Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets as follows:

Building and improvements	10 - 40 years
Furniture and fixtures	3 - 25 years

2.	Summary of Significant Accounting Policies (continued)

Expansion

In 2006, Hotel Yountville, LLC and the owner of the adjacent property, Gateway Mobile Home Park, LLC (see Note 5 regarding related parties) entered into a development agreement with the Town of Yountville in which the parcels on which the Company's facilities are located were reconfigured and the following actions occurred.

1.	Hotel Yountville expanded its facilities to include 32 additional rooms,

2.	Gateway Mobile Home Park reconstructed its pool and recreation buildings (see Note 3), and

3.	The Town of Yountville was allowed an easement across the Gateway property in the form of a pathway for pedestrian access plus it constructed 25 permanently available workforce housing units.

In connection with the expansion plans, the Company amended and restated its operating agreement. One of the members, The Doctors Company, contributed approximately $21,327,000 to the Company in return for a preferred distribution that is calculated based on the amount contributed multiplied by an interest rate as set forth in the amended and restated operating agreement. The other member, Altamura Family LLC, will also receive a preferred distribution equal to one-ninth (1/9) of the preferred distribution allocated to The Doctors Company. The members will also receive a preferred distribution of available cash upon the sale or refinancing of the property based on the same allocation.

Advance Deposits

The Company requires certain guests and groups who make reservations with the inn to make deposits in advance of their stay. These deposits are recorded at the time the cash is received and the revenue is deferred on these deposits until the guests stay at the inn. The advance deposit balance was $1,570,381 and $1,737,252 at September 30, 2016 and 2015, respectively.

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2016 AND 2015

Income Taxes

The Company is treated as a partnership for income tax purposes and does not pay federal income tax. The Member reports the Company's taxable income on its tax returns. The Company is, however, subject to a California limited liability company fee based on total revenues.

Management of the Company has evaluated all tax positions taken and has concluded that as of September 30, 2016, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements.

Allocation of Income

Income is first allocated based on the preferred distribution with the remainder being allocated 50% to the Doctors Company and 50% to Altamura Family, LLC.

Advertising Expense

Advertising costs are expensed as they are incurred. Advertising expense was $99,229 and $90,153 for the years ended September 30, 2016 and 2015, respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The profitability of the Company is dependent upon its ability to maintain both its guest room rates and certain occupancy levels. The Company's failure to maintain its guest room rates and sufficient occupancy levels could adversely affect the results of its operations.

Reclassifications

Guaranteed payments to members have been reclassified in the prior year financial statements to conform to the current-year presentation, with guaranteed payments to members included in member distributions. Net income and distributions in the prior year increased by $1,136,904 as a result of this reclassification.

3.	Property and Equipment

Property and equipment consists of the following at September 30:

	2016	2015
Land	$5,198,885	$5,198,885
Building and improvements	21,144,944	21,144,944
Furniture and fixtures	8,100,359	8,100,359
Construction-in-progress	68,964	—
	34,513,152	34,444,188
Less: Accumulated depreciation	(13,538,126)	(12,045,617)
	$20,975,026	$22,398,571

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2016 AND 2015

Depreciation expense was $1,492,509 and $2,346,621 for the year ended September 30, 2016 and 2015, respectively.

4. Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consists of the following at September 30:

	2016	2015
Accounts payable	$237,356	$426,254
Credit card payable	60,493	46,556
Sales and occupancy taxes payable	238,458	217,199
Accrued payroll	152,055	167,330
Accrued vacation	97,778	97,778
Property taxes payable	154,004	119,019
Total accounts payable and accrued expenses	$940,144	$1,074,136

5.    Related Party Transactions

Hotel Yountville, LLC is owned by The Doctors Company (50%) and Altamura Family, LLC (50%). Altamura Family, LLC is owned by the manager of Hotel Yountville, George Altamura Jr., and members of his family.

Rancho Caymus, LLC is owned by Rancho Caymus Holdings, LLC (50%) and George Altamura, Jr. (50%). Rancho Caymus Holdings, LLC is owned 100% by The Doctors Company.

Note Payable - Gateway Mobile Home Park, LLC

On December 12, 2012, the Company bought land from Gateway Mobile Home Park, LLC for $470,580 with a promissory note that requires monthly payments of $3,000 including interest at 3.53% compounded annually. The entire amount of unpaid principal and interest shall be due and payable on December 31, 2022, or earlier in the event of a sale of any portion of the property. During the year ended September 30, 2016, the Company paid $96,000 towards principal (which included $39,927 of previously accrued interest added to the note balance). The Company did not make any scheduled payments during the year ended September 30, 2015. During the years ended September 30, 2016 and 2015, the Company incurred $14,289 and $16,348 of interest expense, respectively. As of September 30, 2016, the Company was in compliance with the required monthly payments.

The balance of the note payable consists of the following at September 30:

	2016	2015
Principal	$396,613	$463,137
Accrued interest during the year	1,161	16,348
	397,774	479,485
Less current portion	(22,490)	(86,523)
Total accounts payable and accrued expenses	$375,284	$392,962

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2016 AND 2015

The future maturities as of September 30, 2016 are as follows:

December 31,	Amount
2017	22,490
2018	23,297
2019	24,133
2020	24,998
2021	25,895
Thereafter	276,961
$397,774

Due from related party - Rancho Caymus, LLC

The Company has been paying expenses on behalf of Rancho Caymus, LLC for the purpose of refurbishing Hotel Rutherford located at 1136 Rutherford Road, Rutherford CA. During the years ended September 30, 2016 and 2015, approximately $2,727,000 and $1,103,000, respectively, was paid on behalf of Rancho Caymus, LLC, and $2,650,000 and $300,000, respectively was repaid to the Company.

6.    Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts at a local financial institution. The balances, at times, exceed federally-insured limits. To date, the Company has not experienced any losses in such accounts.

7.    Subsequent Events

The Company has evaluated subsequent events through March 16, 2017, the date on which the financial statements were available to be issued.

On December 29, 2016, the members of the Company created new entities and distributed all property and equipment in accordance with their respective ownership percentages. In addition, the Company entered into two note payable agreements with the members in the total amount of $21,327,000, due upon the sale of the property. The Company will continue to operate the hotel and pay rent at $200,000 per month, payable quarterly, under a lease agreement commencing December 29, 2016. The lease will terminate on December 31, 2025, unless otherwise terminated early according to other provisions of the lease.

On January 13, 2017 and later amended effective February 28, 2017, a purchase and sale agreement was entered into for the sale of the hotel to Ashford Hospitality Prime Limited Partnership for the purchase price of $96,500,000. The acquisition is expected to close within 60 days, subject to customary closing conditions.

847300fs063115

HOTEL YOUNTVILLE, LLC
BALANCE SHEETS
AS OF DECEMBER 31, 2016 AND SEPTEMBER 30, 2016
(unaudited)

	December 31, 2016	September 30, 2016
ASSETS
CURRENT ASSETS
Cash	$1,153,212	$2,355,231
Accounts receivable	227,968	214,842
Supplies on hand	211,356	202,376
Due from related parties	1,055,190	880,455
Due from member	—	10,011
Other assets	264,533	284,834

TOTAL CURRENT ASSETS	2,912,259	3,947,749

PROPERTY AND EQUIPMENT, NET	279,639	20,975,026

TOTAL ASSETS	$3,191,898	$24,922,775

LIABILITIES AND MEMBERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$648,408	$940,144
Advance deposits	1,225,588	1,570,381
Current portion of note payable - related party	22,903	22,490
Note payable - former member	19,194,300	—
Notes payable - member	2,132,700	—

TOTAL CURRENT LIABILITIES	23,223,899	2,533,015

NOTE PAYABLE - RELATED PARTY, less current portion	369,362	375,284

TOTAL LIABILITIES	23,593,261	2,908,299

MEMBERS' DEFICIT	(20,401,363)	22,014,476

TOTAL LIABILITIES AND MEMBERS' DEFICIT	$3,191,898	$24,922,775

See notes to financial statements

HOTEL YOUNTVILLE, LLC
STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016 AND 2015
(unaudited)

	2016	2015
REVENUE
Rooms	$3,212,447	$3,114,104
Food and beverage	652,943	691,561
Spa	121,958	121,723
Other	12,220	10,203

TOTAL REVENUE	3,999,568	3,937,591

COSTS AND OPERATING EXPENSES
Rooms	791,389	670,922
Food and beverage	548,513	510,015
Spa	132,413	102,572
General and administrative	662,704	703,885
Sales and marketing	80,000	118,432
Maintenance	221,020	296,813
Depreciation	217,920	524,296

TOTAL COSTS AND OPERATING EXPENSES	2,653,959	2,926,935

INCOME FROM OPERATIONS	1,345,609	1,010,656

OTHER EXPENSE
Interest expense	3,491	4,231

NET INCOME	$1,342,118	$1,006,425

See notes to financial statements

HOTEL YOUNTVILLE, LLC
STATEMENT OF CHANGES IN MEMBERS' DEFICIT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016
(unaudited)

Members' equity at September 30, 2016	$22,014,476

Net income	1,342,118

Member distributions	(43,757,957)

Members' deficit at December 31, 2016	$(20,401,363)

See notes to financial statements

HOTEL YOUNTVILLE, LLC
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016 AND 2015
(unaudited)

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,342,118	$1,006,425
Adjustments to reconcile net income to net cash provided by operating activities:
Interest added to note payable	—	4,231
Depreciation	217,920	524,296
Changes in:
Accounts receivable	(13,126)	1,973
Supplies on hand	(8,980)	(421)
Other assets	20,301	(41,347)
Accounts payable and accrued expenses	(291,736)	(343,077)
Advanced deposits	(344,793)	(376,161)

Net Cash Provided by Operating Activities	921,704	775,919

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(32,141)	(19,122)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on note payable - related party	(5,509)	—
Net advances to related parties	(164,724)	(14,844)
Distributions to members	(1,921,349)	—

Net Cash Used in Financing Activities	(2,091,582)	(14,844)

NET DECREASE IN CASH	(1,202,019)	741,953

CASH
Beginning of the period	2,355,231	572,869

End of the period	$1,153,212	$1,314,822

Supplemental disclosures of cash flow information
Interest paid	$3,491	$—

Non-cash financing activities
Distributions of property and equipment to members	$20,509,608	$—
Issuance of notes payable to members for return of capital	21,327,000	—

Total non-cash distributions to members	$41,836,608	$—

See notes to financial statements

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016, SEPTEMBER 30, 2016 AND DECEMBER 31, 2015
(unaudited)

1. Organization and Description of the Business

Hotel Yountville, LLC (the "Company"), formerly known as Yountville Inn, LLC, was formed in October 1997 for the purpose of developing, owning and operating an inn on real property located at 6462 Washington Street in Yountville, California. The hotel opened to the public in June of 1998, and offers lodging accommodations and conference facilities.

The Company has been organized as a limited liability company. Under this form of organization, the members are not liable for the debts of the Company. The latest date on which the Company is to dissolve is June 27, 2067.

For the period from inception through December 29, 2016, Hotel Yountville, LLC was owned 50% by The Doctors Company ("TDC") and 50% by Altamura Family, LLC ("Family"). Family is owned by the manager of the hotel, George Altamura Jr., and members of his family (see Note 5 regarding change in ownership).

2. Summary of Significant Accounting Policies

Accounts Receivable

The Company maintains reserves for potential credit losses for accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded based on the Company's historical collection history. As of December 31, 2016 and September 30, 2016, management believes that no reserve is considered necessary.

Supplies on Hand

Supplies on hand consist of food and beverage inventory, and hotel supplies, such as room amenities, dining ware, and bathroom and bedding supplies. Supplies on hand are valued at cost, and at each balance sheet date the Company performs a physical count and adjusts its carrying balance to reflect the physical count.

Revenue Recognition

The Company recognizes room sales and revenue from guest services when rooms are occupied and services have been rendered. Revenues for the spa and restaurant are recognized as services have been rendered.

Sales and Occupancy Taxes

At times the Company collects various taxes from guests and remits those amounts to applicable taxing authorities. The Company's policy is to exclude these taxes from revenues and cost of sales. The taxes assessed are recorded as a liability on the balance sheet until remitted to the various tax agencies.

Long-Lived Assets

The Company follows ASC 360-10, "Property, Plant, and Equipment," which established a "primary asset" approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. For the three months ended December 31, 2016 and 2015, the Company had not experienced impairment losses on its long-lived assets.

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016, SEPTEMBER 30, 2016 AND DECEMBER 31, 2015
(unaudited)

Property and Equipment

The real property on which the inn was constructed was the initial capital contribution of Altamura Family, LLC. As specified in the Hotel Yountville Operating Agreement, the aforementioned real property, together with all development rights, permits, and other documents required to complete construction of the inn, was valued at $5,000,000.

The basis of the land acquired in 1997 has been calculated as follows:

Total value of property	$5,000,000
Less costs allocated to the building (architect fees, building permits, etc.)	(273,036)
Property tax paid during construction period	1,362

Net basis of land	$4,728,326

Additional land, building improvements and personal property acquired after the hotel was constructed are recorded at cost (see Note 5 regarding distribution of real property and Note 7 regarding subsequent events). Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets as follows:

Building and improvements	10 - 40 years
Furniture and fixtures	3 - 25 years

Expansion

In 2006, Hotel Yountville, LLC and the owner of the adjacent property, Gateway Mobile Home Park, LLC (see Note 5 regarding related parties) entered into a development agreement with the Town of Yountville in which the parcels on which the Company's facilities are located were reconfigured and the following actions occurred.

1.	Hotel Yountville expanded its facilities to include 32 additional rooms,

2.	Gateway Mobile Home Park reconstructed its pool and recreation buildings, and

3.	The Town of Yountville was allowed an easement across the Gateway property in the form of a pathway for pedestrian access plus it constructed 25 permanently available workforce housing units.

In connection with the expansion plans, the Company amended and restated its operating agreement. One of the members, The Doctors Company, contributed approximately $21,327,000 to the Company in return for a preferred distribution that is calculated based on the amount contributed multiplied by an interest rate as set forth in the amended and restated operating agreement. The other member, Altamura Family LLC, will also receive a preferred distribution equal to one-ninth (1/9) of the preferred distribution allocated to The Doctors Company. As a result of the distribution of property and change of ownership, these capital contributions were converted to notes payable and the preferred distribution of available cash at the time of closing of the sale of the property is to first be utilized to repay these notes payable (see Note 5 regarding notes payable to TDC and Family and Note 7 regarding subsequent events).

Advance Deposits

The Company requires certain guests and groups who make reservations with the inn to make deposits in advance of their stay. These deposits are recorded at the time the cash is received and the revenue is deferred on these deposits until the guests stay at the inn. The advance deposit balance was $1,225,588 and $1,570,381 at December 31, 2016 and September 30, 2016, respectively.

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016, SEPTEMBER 30, 2016 AND DECEMBER 31, 2015
(unaudited)

Income Taxes

The Company is treated as a partnership for income tax purposes and does not pay federal income tax. The Member reports the Company's taxable income on its tax returns. The Company is, however, subject to a California limited liability company fee based on total revenues.

Management of the Company has evaluated all tax positions taken and has concluded that as of December 31, 2016, September 30, 2016 and December 31, 2015, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements.

Allocation of Income

Income is first allocated based on the preferred distribution with the remainder being allocated 50% to the Doctors Company and 50% to Altamura Family, LLC (see Note 5 regarding change in ownership).

Advertising Expense

Advertising costs are expensed as they are incurred. Advertising expense was $18,191 and $34,096 for the three months ended December 31, 2016 and 2015, respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties

The profitability of the Company is dependent upon its ability to maintain both its guest room rates and certain occupancy levels. The Company's failure to maintain its guest room rates and sufficient occupancy levels could adversely affect the results of its operations.

3.	Property and Equipment

Property and equipment consists of the following:

	December 31, 2016	September 30, 2016
Land	$—	$5,198,885
Buildings and improvements	—	21,144,944
Furniture and equipment	8,100,359	8,100,359
Construction-in-progress	—	68,964
	8,100,359	34,513,152
Less: accumulated depreciation	(7,820,720)	(13,538,126)
	$279,639	$20,975,026

Depreciation expense was $217,920 and $524,296 for the three months ended December 31, 2016 and 2015, respectively.

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016, SEPTEMBER 30, 2016 AND DECEMBER 31, 2015
(unaudited)

4.    Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consists of the following:

	December 31, 2016	September 30, 2016
Accounts payable	$253,936	$237,356
Credit card payable	48,596	60,493
Sales and occupancy taxes payable	123,205	238,458
Accrued payroll	79,726	152,055
Accrued vacation	97,778	97,778
Property taxes payable	45,167	154,004
Total accounts payable and accrued expenses	$648,408	$940,144

5.    Related Party Transactions

Distribution of Real Property and Change in Ownership

The Company entered into a Real Property Distribution Agreement effective December 29, 2016 to distribute all of the Company's real property to TDC and Family in accordance with their respective ownership percentages. The total net book value of the real property at the date of the distribution was $20,509,608. During 2014, TDC created Hotel Yountville Holdings, LLC ("Holdings"), and George Altamura Jr., the manager of the Company, created George Altamura, Jr., LLC ("GAJR). As an accommodation to TDC and Family, the above distribution of real property was made directly to the related entities as follows: TDC's 50% distribution was transferred from the Company to Holdings, and 22% out of Family's remaining 50% was transferred to GAJR. Holdings, Family, and GAJR hold title to the real property as tenants in common under a co-tenancy agreement.

Concurrent with the real property distribution on December 29, 2016, the members of the Company assigned their respective interests in the Company whereby the ownership became 50% Holdings, 28% Family and 22% GAJR.

The Company retained ownership of all personal property and other tangible and intangible assets, and will continue to operate the hotel and pay rent at $200,000 per month, payable quarterly, under a lease agreement with the above co-tenants. The lease commenced on December 29, 2016 and terminated on May 11, 2017, the date of closing of the sale of the property (see Note 7 regarding subsequent events).

Notes Payable - TDC and Family

On December 29, 2016, the Company issued two notes payable in accordance with Real Property Distribution Agreement totaling $21,327,000 for the return of capital. TDC's note is in the amount of $19,194,300, and Family's and GAJR's (together the "Holder") note is in the amount of $2,132,700. The promissory notes are secured by a first Deed of Trust recorded against the hotel real property and requires no intermediary payments. The principal balances and the accrued interest, at the rate of 7.35%, were paid off at the time of the sale of the property closing (See Note 7 regarding subsequent events).

Note Payable - Gateway Mobile Home Park, LLC

On December 12, 2012, the Company bought land from Gateway Mobile Home Park, LLC for $470,580 with a promissory note that requires monthly payments of $3,000 including interest at 3.53% compounded annually. During the quarter ended December 31, 2016 and year ended September 30, 2016, the Company paid $9,000 and $96,000, respectively towards principal (which included $3,491 and $39,927 of previously accrued interest added to the note balance, respectively. During the three months ended December 31, 2016 and 2015, the Company incurred $3,491 and

847300fs063115

HOTEL YOUNTVILLE, LLC
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2016, SEPTEMBER 30, 2016 AND DECEMBER 31, 2015
(unaudited)

$4,231 of interest expense, respectively. As of December 31, 2016 and September 30, 2016, the Company was in compliance with the required monthly payments.

The balance of the note payable consists of the following:

	December 31, 2016	September 30, 2016
Principal	$392,265	$396,613
Accrued interest	—	1,161
	392,265	397,774
Less current portion	(22,903)	(22,490)
	$369,362	$375,284

The entire amount of unpaid principal and interest was paid at the time of the sale of the property closing (See Note 7 regarding subsequent events).

Due from related party - Rancho Caymus, LLC

Rancho Caymus, LLC is owned by Rancho Caymus Holdings, LLC (50%) and George Altamura, Jr. (50%). Rancho Caymus Holdings, LLC is owned 100% by The Doctors Company.

The Company has been paying expenses on behalf of Rancho Caymus, LLC for the purpose of refurbishing Hotel Rutherford located at 1136 Rutherford Road, Rutherford CA. During the quarter ended December 31, 2016, and year ended September 30, 2016, approximately $665,000 and $2,727,000, respectively, was paid on behalf of Rancho Caymus, LLC, and $500,000 and $2,650,000, respectively was repaid to the Company. The balance due from Rancho Caymus, LLC as of December 31, 2016 and September 30, 2016 was $1,045,179 and $880,455, respectively.

Due from related party - Manager

As of December 31, 2016, the Company has outstanding advances due from the manager in the amount of $10,011.

6.    Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts at a local financial institution. The balances, at times, exceed federally-insured limits. To date, the Company has not experienced any losses in such accounts.

7.    Subsequent Events

The Company has evaluated subsequent events through July 7, 2017, the date on which the financial statements were available to be issued.

On January 13, 2017 and later amended effective February 28, 2017, a purchase and sale agreement was entered into for the sale of the hotel to Ashford Hospitality Prime Limited Partnership for the purchase price of $96,500,000. In accordance with the agreement, the purchase price shall be allocated $92,640,000 to the hotel real property and the balance of $3,860,000 to the personal property, including tangible and intangible property. The sale closed on May 11, 2017.

As a result of the sale, all outstanding debt was paid off (see Note 5 regarding notes payable to TDC and Family and Note 2 regarding preferred distributions).

847300fs063115